UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

June 2, 2011

C&D Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9389	13-3314599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Union Meeting Road, Blue Bell, Pennsylvania	19422
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 619-2700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

C&D Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 2, 2011 (“Annual Meeting”). The Company is providing the following information regarding the results of the matters voted on by Stockholders at the Annual Meeting:

a)	Election of seven Directors to serve for the ensuing year and until their successors are elected:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David L. Treadwell	11,662,154	2,454	3,531,954
Todd W. Arden	11,521,666	142,942	3,531,954
Kevin P. Dowd	11,661,717	2,891	3,531,954
James J. Gaffney	11,661,499	3,109	3,531,954
Michael P. Gallagher	11,662,259	2,349	3,531,954
Jeffrey A. Graves	11,660,996	3,612	3,531,954
Andrew P. Hines	11,662,152	2,456	3,531,954

b)	The Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended January 31, 2012. The number of shares cast in favor of the ratification of PricewaterhouseCoopers LLP, the number against and the number abstaining were as follows:

For	Against	Abstain
13,398,071	743	961

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&D TECHNOLOGIES, INC.

By:	/s/ Ian J. Harvie
Ian J. Harvie, Senior Vice President and Chief Financial Officer

Date: June 7, 2011

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